Exhibit 99.1

Potbelly Corporation Names Robert D. Wright as President and Chief Executive Officer

New leader brings over 30 years of transformational and growth-focused restaurant experience

Chicago, IL, July 20, 2020 – Potbelly Corporation (NASDAQ: PBPB), the iconic neighborhood sandwich shop, today announced the appointment of Robert D. Wright as President and Chief Executive Officer (CEO) and as a member of its Board of Directors, effective July 20, 2020. He succeeds Alan Johnson.

Mr. Wright has over 30 years of experience in the restaurant industry, most recently serving as Executive Vice President and Chief Operations Officer of The Wendy’s Company, where he ran operations for over 6,000 company and franchise restaurants located in the U.S. and Canada. He has a strong record of business transformation throughout his career, where he has leveraged brand strengths to revitalize top-line sales and profit growth through marketing, system-wide service standardization, and quality initiatives. In addition to Wendy’s, Mr. Wright has held various corporate roles at other high-profile restaurant chains including Charley’s Philly Steaks, Checker’s Drive-In Restaurants, Inc., and Domino’s Pizza, Inc.

“We are thrilled to welcome announce a new leader with extensive restaurant operating experience,” said Joe Boehm, Potbelly’s Lead Director. “Bob’s ability to quickly identify and leverage brand strengths, as well as his substantial operations expertise make him uniquely equipped to lead Potbelly during this critical time for our Company. He drove dramatic improvement in guest satisfaction at Wendy’s, and Potbelly will greatly benefit from his vision, leadership, and drive to successfully transform our business.”

“Bob also completed a transition of 1,100 company restaurants to franchise ownership during his time at Wendy’s and we can leverage this experience as we return to system growth.”

Mr. Wright’s immediate focus will be on accelerating the Company’s ongoing business turnaround. This includes improving the on- and off-premise guest experience, enhancing the brand positioning, and reviewing the Company’s cost structure and asset base.

Mr. Wright stated, “Potbelly is a great brand with a rich history and tradition of high-quality food made fresh for every customer in a unique and warm sandwich shop environment. Despite the challenges the current environment brings, I am confident that the core strengths of the Potbelly brand are exactly the qualities that make a successful, growing brand and company. I am excited to apply my experience and skills working shoulder to shoulder with the Potbelly team and the board of directors to return the brand to growth.”

Executive Profile

Robert D. Wright will become Potbelly’s next President and CEO and a member of its Board of Directors on July 20, 2020. He is joining Potbelly from The Wendy’s Company, the world’s third largest quick-service restaurant in the hamburger sandwich segment, with 6,805 restaurants globally.

As Executive Vice President, Chief Operations Officer at Wendy’s, Mr. Wright:

●	Ran operations for over 6,000 company and franchise restaurants operating in the US and Canada.

●	Oversaw restaurant operations, services, and technology; Canada leadership; and kitchen engineering and design.

●	Created and executed Wendy’s operations strategy, Delight Every Customer.

●	Established the first Customer Experience Department, improving operations through customer experience measures.

●	Led same restaurant sales and unit growth in both the Canada and International divisions.

Additionally, while serving as President, Chief Operating Officer & Interim Chief Executive Officer of Charley’s Philly Steaks/Charley’s Grilled Subs, Mr. Wright:

●	Ran company and system of 500 company and franchise restaurants operating in 43 states and 19 countries.

●	Developed and expanded the “Charley’s Philly Steaks” concept as a new evolution of the Charley’s brand.

●	Led restaurant expansion and same restaurant sales to record highs.

Mr. Wright has served in leadership roles with other restaurant brands, including Domino’s Pizza, Inc., LLC and Checker’s Drive-In Restaurants, Inc. He holds a Bachelor of Science in Business Management from Letourneau University.

As a material inducement to accept the Company’s offer of employment in accordance with Nasdaq Listing Rule 5635(c)(4), Mr. Wright will be granted 300,000 shares of the Company’s common stock, subject to half the shares vesting on the first anniversary of grant and the other half vesting at the rate of one twenty-fourth (1/24) of such shares vesting on each monthly anniversary of the grant. The other terms of Mr. Wright’s employment arrangements will be filed on a Form 8-K with the Securities and Exchange Commission.

About Potbelly

Potbelly Corporation is a neighborhood sandwich concept that has been feeding customers’ smiles with warm, toasty sandwiches, signature salads, hand-dipped shakes and other fresh menu items, customized just the way customers want them, for more than 40 years. Potbelly promises Fresh, Fast & Friendly service in an environment that reflects the local neighborhood. Since opening its first shop in Chicago in 1977, Potbelly has expanded to neighborhoods across the country - with more than 400 company-owned shops in the United States. Additionally, Potbelly franchisees operate over 40 shops in the United States. For more information, please visit our website at www.potbelly.com.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal,” “estimates,” “forecasts,” “projects” or “anticipates” or the negative of these terms and similar expressions are intended to identify forward-looking statements. Forward-looking statements may include, among others, statements relating to: our future financial position and results of operations, business strategy, budgets, projected costs and plans and objectives of management for future operations. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement, due to reasons including, but not limited to, risks related to the COVID-19 outbreak; compliance with our Credit Agreement covenants, competition; general economic conditions; our ability to successfully implement our business strategy; the success of our initiatives to increase sales and traffic; changes in commodity, energy and other costs; our ability to attract and retain management and employees; consumer reaction to industry-related public health issues and perceptions of food safety; our ability to manage our growth; reputational and brand issues; price and availability of commodities; consumer confidence and spending patterns; and weather conditions. In addition, there may be other factors of which we are presently unaware or that we currently deem immaterial that could cause our actual results to be materially different from the results referenced in the forward-looking statements. All forward-looking statements contained in this press release are qualified in their entirety by this cautionary statement. Although we believe that our plans, intentions and expectations are reasonable, we may not achieve our plans, intentions or expectations. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. See “Risk Factors” and “Cautionary Statement on Forward-Looking Statements” included in our most recent annual report on Form 10-K and other risk factors described from time to time in subsequent quarterly reports on Form 10-Q or other subsequent filings, all of which are available on our website at www.potbelly.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contact Investor Relations

Ryan Coleman or Chris Hodges

Alpha IR Group

312-445-2870

PBPB@alpha-ir.com

3